AMENDMENT NO. 1 TO THE FIRST AMENDED
         AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                               OF
                  MID-AMERICA APARTMENTS, L.P.


     Pursuant to Article XI of the First Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") of Mid-America Apartments, L.P. (the "Partnership"), the undersigned, being the sole general partner of the Partnership, hereby amends the Partnership Agreement as follows:

     Article VI, Section 6.01 of the Partnership Agreement is hereby amended by adding subparagraph (xix) as follows:

          (xix) to execute and deliver or assume any note and mortgage securing any loan insured by the Federal Home Administration (the "FHA"), the U.S. Department of Housing and Urban Development ("HUD") or any other public body (individually, an "Agency" and, collectively, "Agencies") over which the Secretary of Housing and Urban Development (the "Secretary") has oversight responsibility, and to execute any Regulatory Agreement and other documents required by the Secretary or any Agency in connection with any such loan. Any successor or substitute general partner or person duly admitted as an additional general partner of the Partnership shall, as a condition precedent to receiving an interest as a general partner in the Partnership, agree to be bound by the terms and conditions of any note, mortgage and/or Regulatory Agreement and other documents and instruments required in connection with any FHA, HUD or other Agency insured loan to the same extent and on the same terms and conditions as all other general partners. Upon any dissolution of the Partnership, no title or right to possession and control of any property subject to any FHA, HUD or Agency insured loan, and no right to collect the rents therefrom, shall pass to any person who is not bound by any Regulatory Agreement affecting such property in a manner satisfactory to the Secretary or the appropriate Agency.

     IN WITNESS WHEREOF, the foregoing Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of Mid-America Apartments, L.P. has been signed and delivered as of this 28th day of June, 1994 by the undersigned as general partner of the Partnership.

                         MID-AMERICA APARTMENT COMMUNITIES, INC.
                         as General Partner


                         By: /s/ Lynn A. Johnson
                             -----------------------
                         Title: Vice President